LOAN CLOSING STATEMENT AND DISBURSEMENT SHEET
(SHOWING THE ACTUAL PREPAYMENT PREMIUM AND
REVISED PAYOFF AMOUNTS WITH CORRESPONDING CHANGES
TO AFFECTED FIGURES AND NOTES)

DEAN, MEAD, EGERTON, BLOODWORTH, CAPOUANO & BOZARTH, P.A.
800 North Magnolia Avenue, Suite 1500
Orlando, Florida 32803

BORROWERS: ALICO, INC., a Florida corporation; ALICO-AGRI, LTD., a Florida limited partnership; ALICO PLANT WORLD, L.L.C., a Florida limited liability company; BOWEN BROTHERS FRUIT, LLC, a Florida limited liability company; and ALICO LAND DEVELOPMENT, INC., a Florida corporation
LENDER:                         RABO AGRIFINANCE, INC.
DATE:                                    September 8, 2010
PROPERTY:                          See Exhibit A, attached hereto and made a part hereof

PRINCIPAL AMOUNT OF REAL ESTATE TERM LOAN:                                                                                                                   40,000,000.00
PRINCIPAL AMOUNT OF REAL ESTATE LINE OF CREDIT LOAN:                                                                                                60,000,000.00
                                                     ____________
MAXIMUM TOTAL LOAN COMMITMENT:                                                                                                                                      100,000,000.00
                                                                                                                                                                                                                     ____________
                                                                                                                                                                                                                     ____________

BORROWERS' EXPENSES:
1.           Documentary Stamps on Real Estate Term Loan Note                                                                                                                    140,000.00
2.           Documentary Stamps on Real Estate Line of Credit Note                                                                                                               210,000.00
3.           Intangible Tax on Florida Mortgage, Security Agreement and Financing
            Statement                                                                                                                                                                                                  200,000.00
4.           Recording Fee on Florida Mortgage, Security Agreement and Financing
            Statement  (Hendry County) (53 pages)                                                                                                                                                     452.00
5.           Recording Fee on Florida Mortgage, Security Agreement and Financing
            Statement  (Collier County) (53 pages)                                                                                                                                                       452.00
6.           Recording Fee on Florida Mortgage, Security Agreement and Financing
            Statement  (Polk County) (53 pages)                                                                                                                                                           452.00
7.           Recording Fee on Uniform Commercial Code Financing Statement
            Form UCC-1 (Hendry County) (34 pages)                                                                                                                                                  290.50
8.           Recording Fee on Uniform Commercial Code Financing Statement
            Form UCC-1 (Collier County) (34 pages)                                                                                                                                                    290.50
9.           Recording Fee on Uniform Commercial Code Financing Statement
            Form UCC-1 (Polk County) (34 pages)                                                                                                                                                       290.50
10.           Filing Fee on Uniform Commercial Code Financing Statement
            Form UCC-1 (State) (33 pages)                                                                                                                                                                    137.00

BORROWERS' EXPENSES - CONTINUED:
11.           Reimbursement of Appraisal Fee to Lender                                                                                                                                     69,500.00
12.           Title Search Fee                                                                                                                                                                                      3,600.00
13.           Title Premiums                                                                                                                                                                                    227,457.50
           (a) Loan Policy:                                                                                                                     206,325.00
           (b) Variable Rate Endorsement:                                                                                                 100.00
           (c) Revolving Credit Endorsement:                                                                                           100.00
           (d) Additional Interest Endorsement:                                                                                       100.00
           (e) Environmental Protection Lien Endorsement:                                                                    100.00
           (f) Waiver of Arbitration Endorsement                                                                                     100.00
           (g) Florida Form 9 Endorsement:                                                                                           20,632.50

14.           Paydown Term Loan held by Farm Credit of SWFL Florida, ACA                                                                                        45,628,882.53
           (a)  Principal Reduction:                                                                                                    41,995,856.91
           (b)  Interest through 9/8/10:                                                                                                   539,053.93
           (c)  Prepayment Penalty as of 9/8/10                                                                                 3,093,971.69

15.           Payoff Line of Credit Loan held by Farm Credit of SWFL
            Florida, ACA                                                                                                                      26,216,638.20
            (a)  Principal Balance:                                                                                                        26,102,435.00
            (b)  Interest through 9/8/10:                                                                                                  114,203.20

16.           Record Partial Release of Mortgage (4 pages)                                                                                                                                       35.50
17.           Filing Fees for UCC-3 (2 pages)                                                                                                                                                               15.00
18.           Lender's Attorneys' Fees - Shutts & Bowen, LLP                                                                                                                          42,500.00
19.           Reimbursement for UCC Search Fees to Shutts & Bowen, LLP                                                                                                        292.50
20.           Miscellaneous Costs to Shutts & Bowen, LLP                                                                                                                                    300.00
21.           Borrowers' Attorneys' Fees and Costs - Dean Mead                                                                                                                         POC
22.           Contingency for Additional Recording Fees and Other Fees                                                                                                            500.00
                                                         ___________
TOTAL EXPENSES                                                                                                                                                                                        72,742,085.73
                                                                                                                                                                                                                        ___________
                                                                                                                                                                                                                        ___________

RECEIPTS
1.           From Lender at Closing - Loan Proceeds from Term Loan                                                                                                            40,000,000.00
2.           From Lender at Closing - Loan Proceeds from Line of Credit Loan
($27,000,000.00 remains undisbursed)                                                                       33,000,000.00
                                                                                                                           ___________
TOTAL RECEIPTS                                                                                                                                                                                            73,000,000.00
                                                           ___________
                                                                                                                                                                                                                            ___________

DISBURSEMENTS
1.           CLERK OF CIRCUIT COURT HENDRY COUNTY
             (Recording,  Documentary Stamps, and Intangible Tax)                                                                                                                    550,742.50
2.           CLERK OF CIRCUIT COURT COLLIER COUNTY
            (Recording Fees)                                                                                                                                                                                              742.50
3.           CLERK OF CIRCUIT COURT POLK COUNTY
            (Recording Fees)                                                                                                                                                                                             742.50
4.           FLORIDAUCC, INC.
            (UCC-1 Filing Fee - State)                                                                                                                                                                              137.00
5.           RABO AGRIFINANCE, INC.
            (Reimbursement of Appraisal Fee)                                                                                                                                                          69,500.00
6.           FIRST AMERICAN TITLE INSURANCE COMPANY
            (Title Search Fee)                                                                                                                                                                                         3,600.00
7.         FIRST AMERICAN TITLE INSURANCE COMPANY
      and DEAN, MEAD, EGERTON, BLOODWORTH, CAPOUANO
      & BOZARTH, P.A.
           (Title Premiums for Loan Policy and Endorsements)                                                                                                                          227,457.50
8.           FARM CREDIT OF SW FLORIDA
            (Paydown on Term Loan)                                                                                                                                                                  45,628,882.53
9.           FARM CREDIT OF SW FLORIDA
            (Payoff Line of Credit Loan)                                                                                                                                                             26,216,638.20
10.           CLERK OF COURT HENDRY COUNTY
            (Recording Fee for Partial Release of Mortgage)                                                                                                                                        35.50
11.           FLORIDAUCC, INC.
            (UCC-3 Filing Fees)                                                                                                                                                                                         15.00
12.           SHUTTS & BOWEN, LLP
            (Lender's Attorneys' Fees and Costs)                                                                                                                                                   42,500.00
13.           SHUTTS & BOWEN, LLP
             (Reimbursement for UCC Search Fees)                                                                                                                                                      292.50
14.           SHUTTS & BOWEN, LLP
            (Miscellaneous Costs)                                                                                                                                                                                  300.00
15.       DEAN, MEAD, EGERTON, BLOODWORTH, CAPOUANO
       & BOZARTH, P.A.
            (Contingency for Additional Recording Fees and Other Fees)                                                                                                             500.00

16.           BORROWERS
             (Net Loan Proceeds)                                                                                                                                                                              257,914.27
                                                     ____________
TOTAL DISBURSEMENTS:                                                                                                                                                                        73,000,000.00
                                                     ____________
                                                                                                                                                                                                                     ____________

MISCELLANEOUS
1.           This Loan Closing Statement and Disbursement Sheet has been examined and approved by Borrowers and Lender as of the day first above written.
2.           Dean, Mead, Egerton, Bloodworth, Capouano & Bozarth, P.A. (the Closing Agent) assumes no responsibility for the accuracy of the information furnished to it and upon which the figures shown in this Loan Closing Statement and Disbursement Sheet were based.
3.           Borrowers have directed the Closing Agent to disburse the funds described in item nos. 8 and 9 of the Disbursements section of this Loan Closing Statement and Disbursement Sheet totaling $71,845,520.73 directly to Farm Credit of SWFL, ACA (Farm Credit) by wire transfer in accordance with the wire transfer instructions attached hereto as Exhibit B.
4.           Borrowers have authorized and directed the Closing Agent to disburse the required portion (or all) of the funds described in paragraph 16 of the Disbursements section of this Loan Closing Statement and Disbursement Sheet totaling $257,914.27 to pay the additional amount due for the prepayment penalty on the Farm Credit term loan and to wire said funds directly to Farm Credit by wire transfer in accordance with the wire transfer instructions attached hereto as Exhibit B.  Any remaining net loan proceeds not utilized for the purpose referred to in the preceding sentence shall be disbursed to the Borrowers by wire transfer in accordance with the wire transfer instructions attached hereto as Exhibit C.  If and to the extent the net loan proceeds referred to in paragraph 16 of the Disbursements section of this Loan Closing Statement and Disbursement Sheet are insufficient to pay any additional portion of the prepayment penalty, Borrowers shall timely pay such additional amount directly to Farm Credit.
5.           This document may be executed in counterparts, each of which will be deemed an original, and all of such counterparts together shall constitute one and the same instrument.  For purposes of this document, signatures delivered by facsimile or e-mail transmission shall be as binding as originals upon the parties so signing.

BORROWERS                                                                                                LENDER

ALICO, INC., a Florida corporation

By:_/S/ JD Alexander
 Its: Chief Executive Officer                                                                        RABO AGRIFINANCE, INC.
                                                                                                                        By: /S/ Brian J. Newcomer
                                                                                                                        Its: Executive Vice President

ALICO-AGRI, LTD., a Florida limited partnership

By:  ALICO, INC., a Florida corporation, its
       General Partner

       By:_/S/ JD Alexander
        Its: Chief Executive Officer

ALICO PLANT WORLD, L.L.C., a Florida limited liability company

By:  ALICO, INC., a Florida corporation, its
       Manager

       By:  /S/ JD Alexander
        Its:  Chief Executive Officer

BOWEN BROTHERS FRUIT, LLC, a Florida limited liability company

By:  ALICO, INC., a Florida corporation, its
       Managing Member

       By: /S/ JD Alexander
        Its: Chief Executive Officer

ALICO LAND DEVELOPMENT, INC., a Florida corporation

By:  /S/ JD Alexander
 Its:   Chief Executive Officer